SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): March 20, 1998




                               WAYNE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                  0-20691           22-3424621
----------------------------  --------------      --------------
(State or other jurisdiction  (SEC File No.)      (IRS Employer
     of incorporation)                            Identification
                                                     Number)




1195 Hamburg Turnpike, Wayne, New Jersey                07474
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(973) 305-5500
                                                   --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               WAYNE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         The Registrant announced that its Board of Directors has determined that it is in the best interest of its stockholders to seek a sale or merger of the Company and that it engaged Sandler O'Neill to assist the Registrant in seeking a partner.

         For further details, reference is made to the Press Release dated March 20, 1998, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------------------------

Exhibit 99.1 -- Press Release dated March 20, 1998.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WAYNE BANCORP, INC.



Date: March 23, 1998                        By:   /s/Johanna O'Connell
                                                  ------------------------------
                                                  Johanna O'Connell
                                                  President